UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68137

(Address of principal executive offices) (Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 10/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Modern Technology Fund

Annual Report

October 31, 2014

November 30, 2014 | www.escapitalfunds.com Modern Technology Fund (BELIX) Quarterly Commentary Seeking to Enhance Returns Through Loss Avoidance

Marc Lewis, Portfolio Manager

Marc Lewis joined Merriman Capital, Inc. in March of 2014 as Managing Director, Chief Technology Strategist. His focus is on growing and integrating the firm’s technology practice, as well as providing insight into developing trends affecting both private and venture backed companies in addition to existing public companies. Prior to joining Merriman Capital, Inc., Lewis was a TMT Portfolio Manager at S.A.C. Capital, Pequot and Millennium for over 14 years, and developed deep expertise and contacts in the technology sectors. He began his investment career at Prudential Securities as a retail stock broker in 1992 where he mostly focused on technology stocks and began to advise institutional and high net worth investors. From 1995 – 1998 he worked in the private client group of Cowen where he managed high net worth portfolios, advised institutions on their technology investments, and handled investment banking clients’ personal investment needs. He began his career in the software industry in 1988. He is based in Merriman’s San Francisco office.

Q4 2014 Commentary

ES Capital Advisors began managing the Modern Technology Fund on September 1st with 24 holdings representing 8 of the 10 technology subsectors. In picking the holdings for the fund, we focused on finding companies we felt were well positioned to benefit from some of the most important themes in technology: mobile, cloud adoption, and security. Additionally, we screened for companies that were cash flow positive, had low debt and a supportive technical backdrop. We initiated positions in these following subsectors: Internet Software & Svcs, Software, Comm Equipment, Hardware, Storage, Peripherals, Diversified Telecom, Semis, IT Services and Electronic Instruments & Components. Seasonally, the fall tends to be a period of underperformance for technology stocks, as subpar results can occur in Q3. This year was no different as a complacent market was evident by low readings in the VIX. This resulted in the last two weeks of September to be challenging for technology stocks, as the market sold off into month end. We did see strong returns though for a few names. The top performers for the month in the portfolio were internet stocks, YHOO (up 5.81%) and TWTR (up 3.67%). YHOO’s valuation benefitted from the strong Alibaba public offering, while TWTR benefitted from increased optimism and anticipation of strong results in October. The worst performers were Alcatel (ALU) and Adtran (ADTN) both down approximately 11%. These companies were hit by results from some comps and commentary by one of the largest carriers regarding spending intentions.

The markets recovered some of the losses for the month into month end, but the Morgan Stanley Tech Index (MSH) which we are benchmarked to, ended down 2.28 percent, and the Modern Technology Fund finished the month down 2.5 percent, basically in line.

September 2014 Holdings

	Ticker	Return	% of Portfolio

Top	TWTR	3.68%	4.42%
Performers
	YHOO	5.82%	4.32%

Bottom	ALU	-11.14%	3.95%
Performers
	ADTN	-11.05%	3.92%

In the beginning of October we exited positions in the Electronic Instrument & Component subsector due to a negative signal change; however, we maintained conviction in our other individual holdings that didn’t have any subsector signal changes. The market sell-off intensified during the first week of October, augmented by negative commentary from Microchip (MCHP) who pre-announced negatively and created a drag on both semiconductor and tech. The market reversed in mid-October after almost a 12% pullback from the September highs, accompanied by a year high reading in the VIX of over 30. The last 2 weeks of the month recovered all of September’s and the first 2 weeks of October losses thanks to a fierce rally in equities. The portfolio ended the month with strong alpha generation, as several core holdings of the portfolio reported outstanding returns.

For example, Imperva (IMPV), was up 47% for the month after surprising the street with strong results and guidance. Thematically, the security sector is one of the main investment themes for the fund as security breaches seem to be increasing daily. The decision to buy IMPV was based on a deep understanding of this sector, the company’s management, and their technology. Another holding, Service Now (NOW) also performed well into month end thanks to reporting better than expected results and guidance. There is increased optimism surrounding their expanding addressable market and ability to displace legacy technology. In our opinion, NOW is one of the strongest SaaS opportunities in the market. Visa (V), another holding returned 15% (4.90% of portfolio) after reporting solid numbers. CSCO (-2%) and TWTR (-17.15%) were the two biggest underperformers for the month. TWTR delivered sub-par earnings results and was subsequently punished by the street. We remain enthused by their revenue growth. Overall, the earning season proved to be a strong one for the portfolio, and we outperformed the MSH index by 150 basis points.

October 2014 Holdings

	Ticker	Return	% of Portfolio

Top	IMPV	42.60%	5.53%
Performers
	NOW	15.57%	5.13%

Bottom	CSCO	-2.78%	4.66%
Performers
	TWTR	-19.60%	4.75%

ES Capital Advisors, LLC | 40 Walnut Street, Wellesley, MA 02481 | (877) 486-4702 | www.escapitalfunds.com NLD Review Code: 6439-NLD-12/12/2014
1

In November, Microchip Technology (MCHP) reversed its negative outlook commentary from October contributing to further upward momentum in the tech sector. While a negative proprietary sell signal resulted in our exit of the Communication Telecom equipment holdings as the month started, we increased our allocation into the other 6 subsectors of technology that were registered as buys: internet, software, semis, IT Services, computer and Peripherals, wireless Telecom services. New names to the portfolio included Micron Technology (MU), Salesforce.com (CRM), FireEye (FEYE), Cognizant Technology Solutions (CTSH), and BCE (BCE). The market remained strong for the month, registering strong gains across the board. Optimism was apparent across all the subsectors of tech and buying was broad based.

For the month, CRM and FEYE were the worst performers in the portfolio, while Yahoo! (YHOO) and Apple (APPL) were the best performers. We maintain our bullish thesis on APPL, even after the recent rally, as they continue to deliver on a powerful product cycle with their new phones and iPads. Early results post the new phone launch have been very positive. We remain optimistic about FEYE and CRM as both are well positioned in high growth areas of technology—cloud computing and security. FEYE, like TWTR is currently a show me story, and both offer upside potential into 2015, in our opinion.

November 2014 Holdings

	Ticker	Return	% of Portfolio

Top	YHOO	12.36%	5.65%
Performers
	AAPL	10.60%	4.86%

Bottom	CRM	-6.44%	2.44%
Performers
	FEYE	-10.89%	3.63%

This continues to be an exciting time to be invested in technology. Our proprietary signals, combined with stock picking grounded in deep analysis and research, is an ideal way to gain exposure to the explosive growth potential of this sector in a diversified manner.

Performance

Source: Morningstar Direct. The performance data quoted here represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least August 9, 2015 to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.65%, 3.40%, 2.40% and 2.90% of average daily net assets attributable to Class A, Class C, Class I and Class R shares, respectively. Without these waivers, the total annual operating expenses would be 10.97%, 11.72%, 10.72% and 11.22% for Class A, Class C, Class I and Class R shares, respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. To obtain performance information current to the most recent month end, please call toll free 1-866-851-2525 or visit escapitaladvisors.com.

ES Capital Advisors, LLC | 40 Walnut Street, Wellesley, MA 02481 | (877) 486-4702 | www.escapitalfunds.com NLD Review Code: 6439-NLD-12/12/2014
2

Disclosures

Trailing Returns (as of 11/30/2014)

	Since Strategy	1 Month	QTD	YTD	1 Year	Since Inception
	Change (9/2/2014)*					(12/31/12)
BELIX	5.54	3.21	5.54	1.88	1.81	2.82
Morgan Stanley Tech Index	4.72	4.39	4.72	12.78	17.45	22.96

*ES Capital Advisors began managing the Modern Technology Fund on 9/2/2014

Trailing Returns (as of 9/30/2014)

	1 Year	Since Inception
		(12/31/12)
BELIX*	-4.27	-0.04
Morgan Stanley Tech Index	18.55	22.15

*ES Capital Advisors began managing the Modern Technology Fund on 9/2/2014

Source: Morningstar Direct. The performance data quoted here represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund until at least August 9, 2015 to ensure that total annual Fund operating expenses after fee waiver and reimbursement will not exceed 2.65%, 3.40%, 2.40% and 2.90% of average daily net assets attributable to Class A, Class C, Class I and Class R shares, respectively. Without these waivers, the total annual operating expenses would be 10.97%, 11.72%, 10.72% and 11.22% for Class A, Class C, Class I and Class R shares, respectively. Please review the fund’s prospectus for more information regarding the fund’s fees and expenses. To obtain performance information current to the most recent month end, please call toll free 1-866-851-2525 or visit escapitaladvisors.com.

Mutual Funds involve risk including the possible loss of principal. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. Investments in lesser-known, small and medium capitalization companies may be more vulnerable than larger, more established organizations. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards.

Concentrating investments in a single industry or group of related industries makes the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that industry or group of related industries. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price. The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Modern Technology Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.escapitaladvisors.com or by calling 877-486-4702.

The prospectus should be read carefully before investing. The Modern Technology Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. ES Capital Advisors, LLC and Merriman Capital, Inc are not affiliated with Northern Lights Distributors, LLC.

The Dow Jones U.S. Technology Index is managed by S&P Dow Jones Indices LLC to measure the stock performance of U.S. companies in the Technology sector.

The Morgan Stanley Technology Index is an equal-dollar weighted index designed to measure the performance of a cross section of highly capitalized U.S. companies that are active in nine technology subsectors.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ES Capital Advisors, LLC | 40 Walnut Street, Wellesley, MA 02481 | (877) 486-4702 | www.escapitalfunds.com NLD Review Code: 6439-NLD-12/12/2014
3

Modern Technology Fund
PORTFOLIO REVIEW
October 31, 2014 (Unaudited)

The Fund's performance figures* for the periods ended October 31, 2014, compared to its benchmarks:

	1 Year	Since Inception(a,b)
Class A	(1.64)%	1.19%
Class C	(2.63)%	0.48%
Class R	(1.64)%	1.19%
Class I	(1.64)%	1.19%
Morgan Stanley Technology Index(c)	15.54%	21.26%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 2.65%, 3.40%, 2.40% and 2.90% for Class A, Class C, Class I, and Class R shares, respectively, through August 9th, 2015.  Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-851-2525.

(a) Modern Technology Fund Class A and I shares commenced investment operations on December 31, 2012.
(b) Modern Technology Fund Class C and R shares commenced investment operations on January 2, 2013.
(c) The Morgan Stanley Technology Index is composed purely of electronics-based technology companies
Comparison of the Change in Value of a $10,000 Investment

Top Ten Holdings By Industry Sector
Computers	19.50%
Telecommunications	11.90%
Internet	11.70%
Semiconductors	11.30%
Software	8.50%
Diversified Financial Services	4.40%
Other Assets	32.70%
Total	100.00%

4

Modern Technology Fund

SCHEDULE OF INVESTMENTS

October 31, 2014

Shares		Value

	COMMON STOCKS - 67.3%
	COMPUTERS - 19.5%
429	Accenture PLC - Cl A	$34,800
738	Amdocs Ltd.	35,085
338	Apple, Inc.	36,504
1,185	EMC Corp.	34,045
915	Hewlett-Packard Co.	32,830
		173,264

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
163	Visa Inc. - Cl. A	39,354

	INTERNET - 11.7%
499	IAC/InterActiveCorp	33,777
694	Twitter, Inc. *	28,780
895	Yahoo, Inc. *	41,215
		103,772

	SEMICONDUCTORS - 11.3%
1,515	Applied Materials, Inc.	33,467
997	Intel Corp.	33,908
2,496	Marvell Technology Group Ltd.	33,546
		100,921

	SOFTWARE - 8.5%
648	Autodesk, Inc. *	37,286
568	ServiceNow, Inc. *	38,584
		75,870

	TELECOMMUNICATIONS - 11.9%
994	AT&T, Inc.	34,631
774	Level 3 Communications, Inc. *	36,308
697	Verizon Communications, Inc.	35,024
		105,963

	TOTAL COMMON STOCK (Cost - $591,396)	599,144

	TOTAL INVESTMENTS - 67.3% (Cost $591,396) (a)	$599,144
	OTHER ASSETS IN EXCESS OF LIABILITIES - 32.7%	291,527
	TOTAL NET ASSETS - 100.0%	$890,671

*	Non-Income producing security.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $591,396 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$20,443
Unrealized depreciation:	(12,695)
Net unrealized appreciation:	$7,748

See accompanying notes to financial statements.

5

Modern Technology Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

ASSETS
Investment securities:
At cost	$591,396
At value	$599,144
Cash	83,180
Receivable due from Advisor	68,720
Receivable for Securities sold	142,985
Dividends and interest receivable	1,413
Prepaid expenses and other assets	2,488
TOTAL ASSETS	897,930

LIABILITIES
Fees payable to other affiliates	2,225
Accrued expenses and other liabilities	5,034
TOTAL LIABILITIES	7,259
NET ASSETS	$890,671

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$932,269
Accumulated net investment loss	(74,640)
Accumulated net realized gain from investments	25,294
Net unrealized appreciation on investments	7,748
NET ASSETS	$890,671

See accompanying notes to financial statements.

6

Modern Technology Fund

STATEMENT OF ASSETS AND LIABILITIES (continued)

October 31, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$5,148
Shares of beneficial interest outstanding (c)	516
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(d)	$9.97

Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.58

Class C Shares:
Net Assets	$9,691
Shares of beneficial interest outstanding (c)	985
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.84

Class R Shares:
Net Assets	$10
Shares of beneficial interest outstanding (c)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (d)	$9.97

Class I Shares:
Net Assets	$875,822
Shares of beneficial interest outstanding (c)	87,860
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.97

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

(d)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

7

Modern Technology Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2014

INVESTMENT INCOME
Dividends	$2,353
TOTAL INVESTMENT INCOME	2,353

EXPENSES
Investment advisory fees	47,482
Distribution (12b-1) fees:
Class A	1
Class C	98
Professional fees	82,667
Transfer agent fees	37,040
Administration fees	33,630
Accounting services fees	45,000
Trustees fees and expenses	11,497
Printing and postage expenses	16,299
Compliance officer fees	14,710
Registration fees	7,280
Custodian fees	5,577
Offering costs	3,949
Insurance expense	1,500
Non 12b-1 shareholder servicing	124
Other expenses	2,392
TOTAL EXPENSES	309,246

Less: Fees waived and expenses reimbursed by the Advisor	(126,202)
Less: Fees waived by the other affiliates	(106,051)
NET EXPENSES	76,993

NET INVESTMENT LOSS	(74,640)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from:
Security Transactions	(9,096)
Option Contracts	80,965
Future Contracts	(33,162)
Futures Commissions	(5,594)
Net realized gain	33,113
Net change in unrealized appreciation on:
Investments	7,748

NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	40,861

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(33,779)

See accompanying notes to financial statements.

8

Modern Technology Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	October 31, 2014	October 31, 2013 (a)
FROM OPERATIONS
Net investment loss	$ (74,640)	$ (96,654)
Net realized gain from investments	33,113	180,569
Net change in unrealized appreciation on investments	7,748	-
Net increase (decrease) in net assets resulting from operations	(33,779)	83,915

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class C	(249)	-
Class I	(108,124)	-
Total distributions to shareholders	(108,373)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	5,040	10
Class C	-	10,010
Class I	387,225	5,417,486
Class R	-	10
Net asset value of shares issued in reinvestment of distributions:
Class I	91,693	-
Redemption fee proceeds:
Class C	10	-
Class I	1,546	298
Payments for shares redeemed:
Class A	(39)	-
Class C	-	-
Class I	(4,005,870)	(958,511)
Net increase (decrease) in net assets from shares of beneficial interest	(3,520,395)	4,469,303

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,662,547)	4,553,218

NET ASSETS
Beginning of Period	4,553,218	-
End of Period *	$ 890,671	$ 4,553,218
*Includes accumulated net investment loss of:	$ (74,640)	$ (96,654)

SHARE ACTIVITY
Class A:
Shares Sold	519	1
Shares Redeemed	(4)	-
Net increase in shares of beneficial interest outstanding	515	1

Class C:
Shares Sold	-	985
Net increase in shares of beneficial interest outstanding	-	985

Class I:
Shares Sold	39,640	529,774
Shares Reinvested	9,106
Shares Redeemed	(397,961)	(92,699)
Net increase (decrease) in shares of beneficial interest outstanding	(349,215)	437,075

Class R:
Shares Sold	-	1
Net increase in shares of beneficial interest outstanding	-	1

(a)The Modern Technology Fund commenced operations on December 31, 2012

See accompanying notes to financial statements.

9

Modern Technology Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	For the
	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$ 10.39		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.06)		(0.10)
Net realized and unrealized gain (loss)
from investments	(0.11)		0.49
Total from investment operations	(0.17)		0.39

Less distributions from:
Net realized gains	(0.25)		-
Total distributions	(0.25)		-

Net asset value, end of period	$ 9.97		$ 10.39

Total return (3)(6)	(1.64)%		3.90%

Net assets, at end of year	$ 5,148		$ 10

Ratio of gross expenses to average
net assets (4)(5)	11.95%		10.97%	(7)(8)
Ratio of net expenses to average
net assets (5)	3.16%	(9)	3.20%	(7)
Ratio of net investment loss
to average net assets (5)	(0.63)%		(1.17)%	(7)

Portfolio Turnover Rate	35%		0%	(6)

(1)	The Modern Technology Fund Class A shares commenced investment operations on December 31, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.
(3)

Total Return shown excludes the effect of applicable sales charges and redemption fees.  Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions.  Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests, as applicable.

(6) Not annualized.
(7) Annualized.
(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.
(9)	Effective August 7, 2014, the expense cap changed from 3.20% to 2.65%

See accompanying notes to financial statements.

10

Modern Technology Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Each Period Presented

	Class C
	For the
	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$ 10.36		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.36)		(0.34)
Net realized and unrealized gain
on investments	0.08		0.70
Total from investment operations	(0.28)		0.36

Less distributions from:
Net realized gains	(0.25)		-
Total distributions	(0.25)		-

Paid-in-Capital From Redemption Fees	0.01		-

Net asset value, end of period	$ 9.84		$ 10.36

Total return (3)(6)	(2.63)%		3.60%

Net assets, at end of year (000s)	$ 10		$ 10

Ratio of gross expenses to average
net assets (4)(5)	12.70%		11.72%	(7)
Ratio of net expenses to average
net assets (5)	3.91%	(8)	3.95%	(7)
Ratio of net investment loss
to average net assets (5)	(3.60)%		(3.92)%	(7)

Portfolio Turnover Rate	35%		0%	(6)

(1)	The Modern Technology Fund Class C shares commenced investment operations on January 2, 2013.
(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.
(3)

Total Return shown excludes the effect of applicable redemption fees.  Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions.  Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests, as applicable.

(6) Not annualized.
(7) Annualized.
(8)	Effective August 7, 2014, the expense cap changed from 3.95% to 3.40%

See accompanying notes to financial statements.

11

Modern Technology Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	For the
	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$ 10.39		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.29)		(0.25)
Net realized and unrealized gain
on investments	0.11		0.64
Total from investment operations	(0.18)		0.39

Less distributions from:
Net realized gains	(0.25)		-
Total distributions	(0.25)		-

Paid-in-Capital From Redemption Fees	0.01		-	*

Net asset value, end of period	$ 9.97		$ 10.39

Total return (3)(6)	(1.64)%		3.90%

Net assets, at end of period (000s)	$ 876		$ 4,543

Ratio of gross expenses to average
net assets (4)(5)	11.70%		10.72%	(7)
Ratio of net expenses to average
net assets (5)	2.91%	(8)	2.95%	(7)
Ratio of net investment loss
to average net assets (5)	(2.82)%		(2.93)%	(7)

Portfolio Turnover Rate	35%		0%	(6)

*	Amount is less than $0.005 per share.
(1)	The Modern Technology Fund Class I shares commenced investment operations on December 31, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions.  Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests, as applicable.

(6) Not annualized.
(7) Annualized.
(8)	Effective August 7, 2014, the expense cap changed from 2.95% to 2.40%
;

See accompanying notes to financial statements.

12

Modern Technology Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class R
	For the
	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$ 10.39		$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.31)		(0.11)
Net realized and unrealized gain
on investments	0.14		0.50
Total from investment operations	(0.17)		0.39

Less distributions from:
Net realized gains	(0.25)		-
Total distributions	(0.25)		-

Net asset value, end of period	$ 9.97		$ 10.39

Total return (3)(6)	(1.64)%		3.90%

Net assets, at end of period	$ 10		$ 10

Ratio of gross expenses to average
net assets (4)(5)(8)	12.20%		11.22%	(7)
Ratio of net expenses to average
net assets (5)	3.41%	(9)	3.45%	(7)
Ratio of net investment loss
to average net assets (5)	(3.12)%		(1.28)%	(7)

Portfolio Turnover Rate	35%		0%	(6)

(1)	The Modern Technology Fund Class R shares commenced investment operations on January 2, 2012.
(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.
(3)

Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions.  Had the Advisor not waived a portion of the Fund's expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)

The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests, as applicable.

(6) Not annualized.
(7) Annualized.
(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.
(9)	Effective August 7, 2014, the expense cap changed from 3.45% to 2.90%

See accompanying notes to financial statements.

13

Modern Technology Fund

Notes to Financial Statements

October 31, 2014

1.	ORGANIZATION

The Modern Technology Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced operations on December 31, 2012. These financial statements include the following series: Modern Technology Fund, formerly the Belvedere Alternative Income Fund. The investment objective is to seek capital appreciation and capital preservation.

Belvedere Asset Management, LLC (“Belvedere”) managed the Fund’s investment portfolio on a day-to-day basis as the Fund’s adviser from the Fund’s inception until April 10, 2014. On April 10, 2014, Belvedere submitted notice to the Fund’s Board of its resignation as the investment adviser to the Fund to pursue other investment management endeavors. In light of this change, at a meeting of the Fund’s Board held on April 11, 2014, the Board concluded that it would be in the best interests of the Fund and its shareholders to engage ES Capital Advisors, LLC as investment adviser to the Fund.

The Fund offers Class A, Class C, Class I, and Class R shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed. Class R shares of the Fund are sold at NAV without an initial sales charge and are not subject to a CDSC. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC, but have a higher minimum initial investment than Class A, Class C, and Class R shares. All classes are subject to a 2% redemption fee on redemptions made in 90 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

14

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

Fair Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

15

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014, for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stocks	$599,144	$—	$—	$599,144
Total	$599,144	$—	$—	$599,144

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 and Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed Quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year 2013, or expected to be taken on returns filed for open tax year 2014. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Options – The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the

16

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index.

Futures – The Fund may purchase long and short call and put options on Standard & Poor’s 500 Index (“S&P”) futures contracts. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. Because the futures utilized by a Fund are standardized and exchange traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

For the Year Ended October 31, 2014, the Fund’s realized loss on futures contracts subject to equity price risk amounted to ($33,162) in the Statement of Operations, respectively, which serves as an indicator of the volume of derivative activity for the Fund during the period. The Fund’s primary risk exposure for derivative contracts was equity risk as of and for the year ended October 31, 2014.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2014, amounted to $835,671 and $244,275 respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Effective April 11, 2014, ES Capital Advisors, LLC (the “Advisor”) began serving as the Funds’ interim advisor. Shareholders approved a new investment advisory agreement with the Advisor on August 1, 2014. Prior to August 11, 2014, Belvedere Asset Management, LLC. (“Belvedere”) served as the Funds’ investment advisor. The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS and are not paid any fees directly by the Funds for serving in such capacities.

17

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”), the Advisor, under the supervision of the Board, oversees the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Advisor receives a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.50%.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least August 9, 2015, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.65%, 3.40%, 2.40%, and 2.90% of the Fund’s average daily net assets for Class A, Class C, Class I, and Class R shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 2.65%, 3.40%, 2.40%, and 2.90% of average daily net assets attributable to Class A, C, I and R shares, respectively the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. The Fund’s advisor has contractually agreed to waive a portion of its advisory fee in the amount of 0.10% of the Fund’s average daily net assets until at least August 9, 2015. If Fund Operating Expenses attributable to Class A, C, I and R shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2014, the Advisor waived fees and reimbursed expenses of $126,202 to the Fund.

During the period April 11, 2014 through October 31, 2014, the Funds’ advisor waived fees of $54,250 for the Fund. Expenses waived prior to April 11, 2014 by the Funds’ previous advisor are no longer subject to recapture under the Advisor Agreement. As of October 31, 2014, the Advisor has $54,250 of waived/reimbursed expenses that may be recovered no later than October 31, 2017.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 1.00%, and 0.50% of its average daily net assets for Class A, Class C, and Class R, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class R shares. The Distributor is an affiliate of GFS. For the year ended October 31, 2014, the Distributor received $0 in underwriting commissions for sales of Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund. During the year ended October 31, 2014, GFS reimbursed $106,051 in expenses to the Fund.

18

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	OPTION CONTRACTS

During the year ended October 31, 2014, the Fund’s realized gain on option contracts subject to equity price risk amounted to $80,965, which serves as an indicator of the volume of derivative activity for the Fund during the period. The Fund’s primary risk exposure for derivative contracts was equity risk as of and for the year ended October 31, 2014.

The number of option contracts written and the premiums received by the Fund during the year ended October 31, 2014, were as follows:

	Options Written
	Contracts	Premium
Outstanding at October 31, 2013	—	$—
Options written	730	427,767
Options exercised	—	—
Options expired	(275)	(133,858)
Options closed	(455)	(293,909)
Outstanding at October 31, 2014	—	$—

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 90 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2014, the Fund assessed $1,556 in redemption fees.

7.	DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the year ended October 31, 2014 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2014	October 31, 2013
Ordinary Income	$—	$—
Long-Term Capital Gain	108,373	—
Return of Capital	—
	$108,373	$—

19

Modern Technology Fund

Notes to Financial Statements (Continued)

October 31, 2014

As of October 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$25,294	$—	$—	$(74,640)	$7,748	$(41,598)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $74,640.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses and short-term capital gains, resulted in reclassification for the year ended October 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(16,639)	$24,426	$(7,787)

8.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

20

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Modern Technology Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Modern Technology Fund (formerly Belvedere Alternative Income Fund) (the Fund), a series of Two Roads Shared Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 31, 2012 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Modern Technology Fund as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from December 31, 2012 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

December 30, 2014

21

Modern Technology Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Shareholder Voting Results

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, August 1, 2014, shareholders of record at the close of business on May 27, 2014 voted to approve the following proposals:

Proposal 1: To approve a new Investment Advisory Agreement between the Two Roads Shared Trust and ES Capital Advisors, LLC:

Shares Voted

Shares Voted Against

 In Favor

  or Abstentions

  115,249                                                             0.00

22

Modern Technology Fund

EXPENSE EXAMPLES

October 31, 2014 (Unaudited)

As a shareholder of Modern Technology Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Modern Technology Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Modern Technology Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/14	10/31/14	5/1/14– 10/31/14	5/1/14– 10/31/14
Class A	$1,000.00	$ 988.10	$15.84	3.16%
Class C	1,000.00	984.00	19.55	3.91
Class I	1,000.00	988.10	14.58	2.91
Class R	1,000.00	988.10	17.09	3.41

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,009.28	16.00	3.16%
Class C	1,000.00	1,005.49	19.76	3.91
Class I	1,000.00	1,010.54	14.75	2.91
Class R	1,000.00	1,008.02	17.26	3.41

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

23

Modern Technology Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007)	10	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	10	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/14 – Two Roads v2

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Modern Technology Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 - August 2009).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-851-2525.

10/31/14 – Two Roads v2

25

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600
26

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

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This Page is Intentionally Left Blank.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-851-2525 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-851-2525.

Investment Advisor

ES Capital Advisors, LLC.
40 Walnut Street, 1st Floor
Wellesley MA 02481

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
Modern Technology Fund	11,500	13,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
Modern Technology Fund	2,500	2,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 5, 2015